UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                               --------------
                                  FORM 8-K
                               --------------

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): November 10, 2006


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                        (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors;
            Appointment of Principal Officers;
            Compensatory Arrangements of Certain Officers

     Ashland Inc. ("Ashland") entered into a letter agreement (the "Agreement") with Gary A. Cappeline, which became effective on November 10, 2006. The Agreement supersedes the previously disclosed executive employment agreement between Mr. Cappeline and Ashland. This Agreement sets forth terms to be included in a Separation Agreement and General Release (the "Separation Agreement") to be executed upon his retirement from Ashland on or before March 31, 2007 (the "Release Date"). The Separation Agreement will provide for a lump sum payment equivalent to 24 months of base pay, plus interest, to be paid on or about the first day of the seventh calendar month following the month in which his Release Date occurs. If Mr. Cappeline resigns from Ashland before March 31, 2007, the total additional base pay that would have been earned through that date will be added to his lump sum payment. The Separation Agreement will also include a general release of Ashland and a two-year non-competition and non-solicitation restriction.

     Mr. Cappeline's participation in most of Ashland's benefit plans will end at the Release Date, and his restricted stock, stock options and stock appreciation rights will vest on the Release Date. Mr. Cappeline will receive a prorated portion of any LTIP Awards for the performance periods which include fiscal 2006 (when and if such awards are paid to other Ashland employees) based solely upon his participation through the end of fiscal 2006 and will be eligible for benefits from the Ashland qualified pension plan, the non-qualified excess benefit pension plan and the non-qualified Supplemental Early Retirement Plan.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                -------------------------------------------
                                                (Registrant)


November 14, 2006                /s/ David L. Hausrath
                                -------------------------------------------
                                 David L. Hausrath
                                 Senior Vice President
                                 and General Counsel


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